SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report:                                    22-Oct-2001

SALOMON BROTHERS MORTGAGE SECURITIES VII, Inc.

(AS DEPOSITOR UNDER THE POOLING AND SERVICING AGREEMENT,
DATED AS OF SEPTEMBER 1, 2001, PROVIDING FOR THE ISSUANCE OF
ASSET BACKED PASS-THROUGH CERTIFICATES,
SERIES 2001-NC2)

Salomon Brothers Mortgage Securities VII, Inc.
(Exact name of registrant as specified in its charter)

Delaware                                     333-63752
(State or Other                              (Commission
Jurisdiction of                              File Number)
Incorporation)

13-3439681
(I.R.S. Employer
Identification
Number)

390 Greenwich Street
New York, NY                                             10013
(Address of Principal                              (Zip Code)
Executive Offices)

Registrant's telephone number: (212) 816-6000

Item 5.  Other Events

           On    22-Oct-2001    a scheduled distribution was made
from the trust to holders of the certificates. The Trustee has caused to be filed with the commission, the Monthly Report dated
22-Oct-2001   The Monthly Report is filed pursuant
to and in accordance with (1) numerous no-action letters
(2) current Commission policy in the area.

A.            Monthly Report Information:
              See Exhibit No.1

B.            Have any deficiencies occurred?   NO.
                                Date:
                                Amount:

C.            Item 1: Legal Proceedings:     NONE

D.            Item 2: Changes in Securities: NONE

E.Item 4: Submission of Matters to a Vote of Certificateholders:  NONE

F.            Item 5: Other Information - Form 10-Q, Part II -
              Items 1,2,4,5 if applicable:  NOT APPLICABLE

Item 7. Monthly Statements and Exhibits

              Exhibit No.

1. Monthly Distrib Rep dated:                      22-Oct-2001

SALOMON BROTHERS MORTGAGE SECURITIES VII, Inc.
NEW CENTURY HOME EQUITY LOAN TRUST
SERIES 2001-NC2

STATEMENT TO CERTIFICATEHOLDERS

Distribution Date:                                 10/22/2001



Class               Cusip
A             79548K5Z7
M-1           79548K6B9
M-2           79548K6C7
M-3           79548K6D5
A-IO              79548K6A1
CE                   N/A
P                    N/A
R-III                N/A
Total

                  Beginning
                 Certificate
Class               Bal(1)
A                471,382,000.00
M-1               20,720,000.00
M-2               12,950,000.00
M-3                9,065,000.00
IO                51,800,219.96
CE                 3,885,099.85
P                        100.00
R-III                      0.00
Total            518,002,199.85

Class                Prin
A                    340,252.35
M-1                        0.00
M-2                        0.00
M-3                        0.00
IO                         0.00
CE                         0.00
P                          0.00
R-III                      0.00
Total                340,252.35

Class                Int
A                  1,066,354.47
M-1                   54,176.33
M-2                   38,036.58
M-3                   31,724.67
IO                   194,250.82
CE                 2,010,347.98
P                          0.00
R-III                      0.00
Total              3,394,890.85

Class               Losses
A                          0.00
M-1                        0.00
M-2                        0.00
M-3                        0.00
IO                         0.00
CE                         0.00
P                          0.00
R-III                      0.00
Total                      0.00

                    Ending
                 Certificate
Class                Bal
A                471,041,747.65
M-1               20,720,000.00
M-2               12,950,000.00
M-3                9,065,000.00
IO                51,800,219.96
CE                 3,885,099.85
P                        100.00
R-III                      0.00
Total            517,661,947.50

AMOUNTS PER $1,000 UNIT

Class                Prin
A                      0.721819
M-1                    0.000000
M-2                    0.000000
M-3                    0.000000
A-IO                   0.000000
CE                     0.000000
P                      0.000000

Class                Int
A                      2.262188
M-1                    2.614688
M-2                    2.937188
M-3                    3.499688
IO                     3.750000
CE                   517.450788
P                      0.000000

Class               Total
A                       2.98401
M-1                     2.61469
M-2                     2.93719
M-3                     3.49969
IO                      3.75000
CE                    517.45079
P                       0.00000

                    Ending
                 Certificate
Class                Bal
A                    999.278181
M-1                 1000.000000
M-2                 1000.000000
M-3                 1000.000000
IO                  1000.000000
CE                   999.343145
P                   1000.000000

Class               Losses
A                      0.000000
M-1                    0.000000
M-2                    0.000000
M-3                    0.000000
IO                     0.000000
CE                     0.000000
P                      0.000000

                   Current
                 Pass-Through
Class              Int Rate
A                       3.01625%
M-1                     3.48625%
M-2                     3.91625%
M-3                     4.66625%
IO                      4.50000%
CE                      4.65715%
P                     NA

Section 4.02 (iii.)
MAS SERV COMP                                      215,833.96
ADMIN  FEES                                              0.00

Section 4.02 (iv.)
P&I ADVANCES
Total Advances                                     185,072.09
*Note: P&I Advs are made on Mortgage Loans Delinquent as of the Determiniation Date.

Section 4.02 (v.)
BALANCES AS OF:                                    22-Oct-2001
Stated Prin Bal of Mort Loans                  517,661,947.50
Stated Prin Bal of REO Props                             0.00

Section 4.02 (vi.)
MORTGAGE LOAN CHARACTERISTICS
                                             Beginning
# of Loans                                              3,624
Agg Prin Bal @ Due Date                        518,002,199.85

                                             Ending
# of Loans                                              3,623
Agg Prin Bal @ Due Date                        517,661,947.50

W/A Rem Term to Mat                                       355
Beg W/A Mor Rate                                      9.43208%
Num of Sub Loans                                         0.00
Bal of Sub Loans                                         0.00


Section 4.02 (vii.)
DELINQ INFO                                  Number
30-59 days delinq                                          14
60-89 days delinq                                           0
90+ days delinq                                             0
Foreclosures                                                0
Bankruptcies                                                0

Section 4.02 (vii.)                          Unpaid Prin
DELINQ INFO                                  Balance
30-59 days delinq                                1,072,007.23
60-89 days delinq                                        0.00
90+ days delinq                                          0.00
Foreclosures                                             0.00
Bankruptcies                                             0.00

Section 4.02 (vii.)                          Stated Prin
DELINQ INFO                                  Balance
30-59 days delinq                                1,070,607.58
60-89 days delinq                                        0.00
90+ days delinq                                          0.00
Foreclosures                                             0.00
Bankruptcies                                             0.00


*Note:  In accordance with the Master Servicer, the Delinquency
Information relates to the Prepayment Period.

Section 4.02 (viii.)
REO INFORMATION
Loans that became REO properties in the preceding calendar month:
              Unpd Prin                      Std Prin
Loan #        Bal                            Bal


Section 4.02 (ix.)
REO BOOK VALUES
Tot Bk Val of REO Props:                                 0.00

Section 4.02 (x.)
PRINCIPAL PREPAYMENTS
Aggregate Amount of Prin Prepays
Curtails                                            18,319.94
Payments in Full                                    34,972.82
Liq Proceeds                                             0.00
                                                    53,292.76

Prepay Charges                                           0.00
REO Prin Amor                                            0.00

Section 4.02 (xi.)
REALIZED LOSSES
Real Losses incurred during related Prepay Period
Tot Real Losses                                          0.00
Which Include:
Bankruptcy Losses                                        0.00

Cum Real Losses                                          0.00

(1) As of reporting period, the servicer has not yet determined the loss classification.

Section 4.02 (xii.)
EXTRAORDINARY TRUST FUND EXPENSES
Extraordinary Trust Fund Expenses withdrawn from the Collection
Account or Distribution Account that caused a reduction of the
Avail Distrib Amt:                                       0.00

Section 4.02 (xiv.)
CERTIFICATE FACTOR
                                             Cert
                                             Factor
Class A                                            0.99927818
Class M-1                                          1.00000000
Class M-2                                          1.00000000
Class M-3                                          1.00000000
Class IO                                           1.00000000
Class CE                                           0.99934314

Section 4.02 (xv.)
INTEREST DISTRIBUTION AMOUNTS
Reduction from the Allocation of:

                                             Interest
                                             Distribution
                                             Amount
A                                                1,066,354.47
M-1                                                 54,176.33
M-2                                                 38,036.58
M-3                                                 31,724.67
IO                                                 194,250.82
CE                                               2,010,347.98
TOTAL                                            3,394,890.85

                                             Int
                                             Carry
                                             Fwd
                                             Amt
A                                                        0.00
M-1                                                      0.00
M-2                                                      0.00
M-3                                                      0.00
IO                                                       0.00
CE                                                  NA
TOTAL                                                    0.00

                                             Real
                                             Losses
A                                                        0.00
M-1                                                      0.00
M-2                                                      0.00
M-3                                                      0.00
IO                                                       0.00
CE                                                       0.00
TOTAL                                                    0.00

                                             Prepay
                                             Int
                                             Shorts
A                                                        0.00
M-1                                                      0.00
M-2                                                      0.00
M-3                                                      0.00
IO                                                       0.00
CE                                                       0.00
TOTAL                                                    0.00

                                             Rel Act
                                             Int
                                             Shorts
A                                                        0.00
M-1                                                      0.00
M-2                                                      0.00
M-3                                                      0.00
IO                                                       0.00
CE                                                       0.00
TOTAL                                                    0.00

Section 4.02 (xvii.)
PREPAYMENT INTEREST
SHORTFALLS
Prepay Int Shorts not cov by Serv:                       0.00

Section 4.02 (xviii.)
Rel Act Int Short                                        0.00

Section 4.02 (xix.)
Req Overcoll Amt                                 3,885,099.85
Credit Enhan Percent                                  9.00590%

Section 4.02 (xx.)
Overcoll Inc Amt                                         0.00

Section 4.02 (xxi.)
Overcoll Red Amt                                         0.00

Section 4.02 (xxi.)
PASS THRU RATE                               See page 2

Section 4.02 (xxii.)
Loss Severity Percent

Section 4.02 (xxiii.)
Agg Loss Sev Percent                                     0.00%

PERFORMANCE MEASURES
Net Mo Exc CF                                    2,010,347.98

Delinq Percent                                        0.00000%

Stepdown Date Occur                                         NO
Trigger Event Occur                                         NO

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

              SALOMON BROTHERS MORTGAGE
              SECURITIES VII, INC.

              By: /s/ Eve Kaplan
              Name:  Eve Kaplan
              Title: Vice President
              U.S. Bank National Association

Dated:                10/22/2001